UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________________________________
FORM 8-K/A
(Amendment No.1)
_____________________________________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

October 31, 2018 (October 31, 2018)
Date of Report (Date of earliest event reported)
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TYLER TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)
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Delaware	1-10485	75-2303920
(State or other jurisdiction of incorporation organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

5101 TENNYSON PARKWAY
PLANO, TEXAS 75024
(Address of principal executive offices)

(972) 713-3700
(Registrant’s telephone number, including area code)
_____________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)
Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

This Amendment No. 1 (“Amendment No. 1”) to the Current Report on Form 8-K filed with the Securities and Exchange Commission on October 31, 2018 (the “Original Form 8-K”) is being filed to amend and restate Exhibit 99.1 to the Original Form 8-K in order to correct a numerical error in the last sentence of the second paragraph of the Third Quarter Financial Highlights section by replacing the percentage amount " almost 18 percent" with the percentage amount "approximately 6 percent". No other changes are being made to the Original Form 8-K and no changes are being made to Exhibit 99.1 filed with the Original Form 8-K.

The corrected earnings press release filed as Exhibit 99.1 to Amendment No. 1 will be posted on our website at www.tylertech.com.

Item 2.02     Results of Operations and Financial Condition

On November 2, 2018, Tyler Technologies, Inc. posted a corrected version of its October 31, 2018 earnings news release announcing results from operations and financial condition as of September 30, 2018, attached hereto as Exhibit 99.1, which the corrected version is incorporated by reference herein.

Exhibit number	Exhibit description
99.1	October 31, 2018 News Release, as corrected, posted by Tyler Technologies, Inc. dated November 2, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TYLER TECHNOLOGIES, INC.

/s/ Brian K. Miller
November 2, 2018	By:	Brian K. Miller Executive Vice President and Chief Financial Officer (principal financial officer)